SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          19-Oct-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-3
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-59691            13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 839-5300


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-3, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated April 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        19-Oct-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-3
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A     387132646      793561  2096969           0   386339085  19-Oct-99
IIPP-A-1   94909784      131616   514095           0    94778168  19-Oct-99
IIPP-A-2   22364000           0   121138           0    22364000  19-Oct-99
IIPP-A-3   13136228           0    71155           0    13136228  19-Oct-99
III-A-1    51321066      652416   288681           0    50668650  25-Oct-99
III-A-2     7605000           0    42778           0     7605000  25-Oct-99
III-A-3    28332535           0   159371           0    28332535  25-Oct-99
III-A-4   158860837     2218344   867115           0   156642492  25-Oct-99
III-A-5    15009069      753278    84426           0    14255790  25-Oct-99
III-A-6     4706988     N/A        26477           0     4641259  25-Oct-99
II-P          18565          19        0           0       18546  19-Oct-99
III-P        318996         340        0           0      318656  25-Oct-99
III-X      14849248     N/A        83527           0    14577087  25-Oct-99
C-B-1       9760443        8493    52869           0     9751950  19-Oct-99
C-B-2       4881836        4248    26443           0     4877588  19-Oct-99
C-B-3       2169227        1888    11750           0     2167339  19-Oct-99
C-B-4       1898074        1652    10281           0     1896422  19-Oct-99
C-B-5       1084613         944     5875           0     1083669  19-Oct-99
C-B-6       1355768        1180     7344           0     1354588  19-Oct-99
III-B-1    10638080       19628    59839           0    10618452  25-Oct-99
III-B-2     4559901        8414    25649           0     4551488  25-Oct-99
III-B-3     2279697        4206    12823           0     2275491  25-Oct-99
III-B-4     1671778        3085     9404           0     1668693  25-Oct-99
III-B-5      607919        1122     3420           0      606797  25-Oct-99
III-B-6     1519799        2804     8549           0     1516995  25-Oct-99
A-R               0           0        0           0           0
TOTAL:    821435860     4607236  4589977           0   816828623

         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A      987.60939     2.02444  5.34955   985.58494 19-Oct-99
IIPP-A-1   990.01517     1.37290  5.36258   988.64227 19-Oct-99
IIPP-A-2  1000.00000     0.00000  5.41667  1000.00000 19-Oct-99
IIPP-A-3  1000.00000     0.00000  5.41667  1000.00000 19-Oct-99
III-A-1    927.62886    11.79243  5.21791   915.83642 25-Oct-99
III-A-2   1000.00000     0.00000  5.62500  1000.00000 25-Oct-99
III-A-3   1000.00000     0.00000  5.62500  1000.00000 25-Oct-99
III-A-4    921.06587    12.86183  5.02748   908.20404 25-Oct-99
III-A-5    764.52061    38.36992  4.30043   726.15069 25-Oct-99
III-A-6    921.06594     0.00000  5.18100   908.20411 25-Oct-99
II-P       995.16162     0.99598  0.00000   994.16564 19-Oct-99
III-P      995.18896     1.05987  0.00000   994.12909 25-Oct-99
III-X      874.42174     0.00000  4.91862   858.39509 25-Oct-99
C-B-1      995.76034     0.86647  5.39370   994.89387 19-Oct-99
C-B-2      995.76034     0.86647  5.39370   994.89387 19-Oct-99
C-B-3      995.76033     0.86646  5.39370   994.89387 19-Oct-99
C-B-4      995.76033     0.86647  5.39370   994.89387 19-Oct-99
C-B-5      995.76033     0.86646  5.39370   994.89387 19-Oct-99
C-B-6      995.76042     0.86637  5.39370   994.89405 19-Oct-99
III-B-1    996.44813     1.83855  5.60502   994.60958 25-Oct-99
III-B-2    996.44813     1.83855  5.60502   994.60958 25-Oct-99
III-B-3    996.44813     1.83855  5.60502   994.60958 25-Oct-99
III-B-4    996.44813     1.83855  5.60502   994.60958 25-Oct-99
III-B-5    996.44812     1.83854  5.60501   994.60958 25-Oct-99
III-B-6    996.44814     1.83855  5.60502   994.60959 25-Oct-99
A-R          0.00000     0.00000  0.01000     0.00000


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                The First National Bank of Chicago

        Dated:         31-Oct-99